3835
BRUCE T. BEESLEY, #1164
BECKLEY SINGLETON, CHTD.
5011 Meadowood Mall Way, Ste. 300
Reno, Nevada 89502
Telephone: (775) 827-8666
Facsimile: (775) 827-8722
bbeesley@beckleylaw.com

Attorneys for Plaintiff JEFF VOLPE

FILED
2006 NOV -3 PM 12: 35
RONALD A. LONGTON, JR.
S. Davis
BY ______ DEPUTY

IN THE SECOND JUDICIAL DISTRICT COURT OF THE STATE OF NEVADA

IN AND FOR THE COUNTY OF WASHOE

JEFF VOLPE, Plaintiff vs. KSIGN INTERNATIONAL, INC. Defendant	Case No. CV06-01985 Dept. No. B6

REPORT OF CUSTODIAN AND REQUEST FOR DISCHARGE

COMES NOW the undersigned, as the court appointed custodian of KSIGN INTERNATIONAL, INC., a Nevada corporation, and respectfully submits the following report and exhibits.

As Custodian for KSIGN INTERNATIONAL, INC. (the "Corporation") appointed under NRS 78.347(2), the undersigned has investigated the current condition and status of the Corporation, has attempted to locate former officers and directors of the Corporation and has undertaken a search for the corporate and financial records of the Corporation.

Based on that investigation, the Custodian has determined that the former officers and directors of the Corporation, who cannot now be located or who have failed to respond to the Custodian, have abandoned their duties and offices, and have failed and refused to carry out their fiduciary duties to the Corporation and its shareholders. Accordingly, as Custodian, I have appointed Mark Smith of Carson City, Nevada, as sole officer and director serving as President and Secretary of the Corporation, to act in the best interests of the Corporation. I have also appointed a new resident agent for the Corporation, Laughlin Associates, Inc. of Carson City, Nevada. A true and correct copy of the List of Officers, Directors and Resident Agent for the Corporation as filed with the Secretary of State for Nevada is attached as Exhibit "1".

Further, based on his investigation, the Custodian has determined that there are 148,381,021 shares of the $.001 par value common stock of the Corporation validly issued and outstanding and that there are no preferred shares of the Corporation validly issued or outstanding.

Further, based on his investigation, the Custodian has been unable to locate any assets belonging to the Corporation, and no records of any valid remaining liabilities, liens, judgments, warrants, options, or other claims against the Corporation or its stock. Upon the conclusion of the Custodian's investigation, it is agreed that the findings will be presented to the shareholders in a shareholder meeting to be held within 90 days after receiving the Corporation's Certified Shareholder List from the Transfer Agent, or its equivalent.

As Custodian, I have compiled the financial statements for the Corporation for the

Beckley
Singleton, Chtd.
5011 Meadowood
Mall Way, Ste. 300
Reno, Nevada 89502

calendar years 2005, reflecting no assets, no liabilities and no income or expenses. A true and correct copy of each year end financial compilation report is attached as Exhibit "2".

On the basis of the foregoing actions and investigation, the Custodian has completed the duties as custodian for the Corporation under N.R.S. 78.347(2) and agrees to hold a Shareholder meeting within 90 days upon the conclusion of the investigation.

WHEREFORE, the Custodian respectfully requests that:

1. The Court approves this Report of Custodian;

2. The Court relieve and discharge the undersigned as Custodian for the Corporation and from any further duties as court appointed Custodian for the Corporation.

DATED this 31 day of October, 2006

Respectfully submitted,

[signature]

Mark Smith
Custodian for KSIGN INTERNATIONAL, INC.
a Nevada corporation

BECKLEY SINGLETON, CHTD.

By [signature]
BRUCE T. BEESLEY, #1164
5011 Meadowood Mall Way, Suite 300
Reno, NV 89502
Attorneys for Plaintiff

EXHIBIT 1

FILE NUMBER

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

Ksign International, Inc.

(Name of Corporation)

FOR THE FILING PERIOD OF 02/05 TO 02/07

1961-1998

Entity # C1963-1998

Document Number: 20060693156-88

Date Filed: 10/30/2006 11:47:25 AM

In the office of

Dean Heller

Secretary of State

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

Laughlin Associates, Inc.
2533 North Carson Street
Carson City, Nevada 89706

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: Read instructions before completing and returning this form.

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. Have an officer sign the form. FORM WILL BE RETURNED IF UNSIGNED.
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be returned [illegible]
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ________

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
MARK SMITH	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
2533 North Carson Street	Carson City	Nevada	89706
NAME	TITLE(S)		
SAME	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
2533 North Carson Street	Carson City	Nevada	89706
NAME	TITLE(S)		
SAME	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
2533 North Carson Street	Carson City	Nevada	89706
NAME	TITLE(S)		
MARK SMITH	DIRECTOR		
ADDRESS	CITY	ST	ZIP
2533 North Carson Street	Carson City	Nevada	89706

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer *[signature]* Title *President* Date *27 Oct 2006*

EXHIBIT 2

KSign International, Inc.
(A Development Stage Company)

ACCOUNTING REPORT

December 31, 2005

CONTENTS

PART I

Item 1. Financial Statements

KSign International, Inc.
(A Development Stage Company)
BALANCE SHEETS
(Unaudited)

	December 31 2005
Assets:	$ 148,381
Liabilities - Accounts Payable	$ -
Stockholders' Equity:	
Common Stock, Par value $0.001 Authorized 150,000,000 shares, Issued 148,381,021 Shares at December 31, 2005	148,381
Paid-In Capital	3,013,929
Accumulated Deficit	(3,013,929)
Total Stockholders' Equity	148,381
Total Liabilities and Stockholders' Equity	$ 148,381

See accompanying notes.

KSign International, Inc.
(A Development Stage Company)
STATEMENTS OF OPERATIONS
(Unaudited)

	For the year ended December 31, 2005	Cumulative since December 31, 2005
Revenues:	$ -	$ -
Expenses	-	
Net Loss	$ -	$ -
Basic & Diluted loss per share	$ -	$ -

See accompanying notes

KSign International, Inc.
(A Development Stage Company)
STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE YEAR ENDED December 31, 2005

	Common Stock Shares	Par Value	Paid-in Capital	Retained Deficit	Deficit Accumulated Since Dec 31, 2005
Balance at December 31, 2005	148,381,021	148,381	-	-	-

See accompanying notes

KSign International, Inc.
(A Development Stage Company)
STATEMENTS OF CASH FLOWS
(Unaudited)

	For the year ended December 31, 2005		Cumulative since December 31, 2005
CASH FLOWS FROM OPERATING ACTIVITIES:			
Net Loss	$ -		$ -
Increase (Decrease) in Accounts Payable	-		
Net Cash Used in operating activities	-		-
CASH FLOWS FROM INVESTING ACTIVITIES:			
Net cash provided by investing activities	-		-
CASH FLOWS FROM FINANCING ACTIVITIES:			
Capital contributed by shareholder	-		-
Net Cash Provided by Financing Activities	-		-
Net (Decrease) Increase in Cash and Cash Equivalents	-		-
Cash and Cash Equivalents at Beginning of Period	-		-
Cash and Cash Equivalents at End of Period	$ -		$ -
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:			
Cash paid during the year for:			
Interest	$ -	$ -	$ -
Franchise and income taxes	$ -	$ -	$ -

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES: None

See accompanying notes

KSign International, Inc.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED December 31, 2005

NOTE 1 – NATURE OF OPERATIONS AND GOING CONCERN

The accompanying financial statements have been prepared on the basis of accounting principles applicable to a "going concern", which assume that the Company will continue in operation for at least one year and will be able to realized its assets and discharge its liabilities in the normal course of operations.

Several conditions and events cast doubt about the Company's ability to continue as a "going concern." The Company has incurred indeterminate net losses prior to January 1, 2004, has a liquidity problem, and requires additional financing in order to finance its business activities on an ongoing basis. The Company is actively pursuing alternative financing and has had discussions with various third parties, although no firm commitments have been obtained. The Company's future capital requirements will depend on numerous factors including, but not limited to, continued progress in finding a merger candidate and the pursuit of business opportunities.

These financial statements do not reflect adjustments that would be necessary if the Company were unable to continue as a "going concern". While management believes that the actions already taken or planned, will mitigate the adverse conditions and events which raise doubt about the validity of the "going concern" assumption used in preparing these financial statements, there can be no assurance that these actions will be successful. If the Company were unable to continue as a "going concern," then substantial adjustments would be necessary to the carrying values of assets, the reported amounts of its liabilities, the reported revenues and expenses, and the balance sheet classifications used.

Organization and Basis of Presentation

The Company was incorporated under the laws of the State of Nevada on February 2, 1998. The Company ceased all operating activities during the period from January 1, 2004 to December 31, 2005 and was considered dormant. Since October 12, 2006, the Company is in the development stage, and has not commenced planned principal operations. The Company also was delinquent on its filing with the Secretary of State for Nevada and as a result was not a corporation in good standing until October 30, 2006. The Company's common shares are listed for trading on the Pink Sheets under the symbol KSIG.

Prior to approximately January 1, 2004, KSign International, Inc. was an operating company with its common shares listed for trading on the OTCBB market. The company failed to remain current on its SEC filing requirements and as a result was demoted to the Pink Sheets. The Company has not filed any periodic reports since the report filed for the year ended 2003. Subsequently, the Company ceased all business operations and has been dormant since approximately January 1, 2004. During the same period, all the Company's officers and directors ceased acting on behalf of the Company and abandoned their obligations to the Company and its shareholders. As a result, the Company was considered to be dormant from January 1, 2004 to December 31, 2005.

On August 18, 2006 a complaint was filed in the Superior Court for Washoe County, Nevada seeking the appointment for custodian for the Company under Nevada Revised Statutes 78.347 (2). On October 12, 2006, Mark Smith of Reno, Nevada was appointed as custodian of the Company and commenced an investigation of the assets, liabilities, business, condition and liabilities of the Company.

As a result of the investigation by the Custodian, a report was prepared and filed with the Court, finding that there were no apparent assets, liabilities, or business of the Company existing or enforceable, that there were 148,381,021 common shares and no preferred shares issued and outstanding and that the Company was in revoked status under Nevada law. The accompanying financial statements were prepared on the basis of that investigation, as approved by the Court.

Further, based on his investigation, the custodian has been unable to locate any assets belonging to the Company, and no records of any valid remaining liabilities, liens, judgments, warrants, options, or other claims against the Company or its stock.

In the event that any liabilities, liens, judgments, warrants, options, or other claims against the Company arise, these will be recorded when discovered.

Nature of Business

The Company has no products or services as of December 31, 2005. The Company was organized as a vehicle to seek merger or acquisition candidates. The Company intends to acquire interests in various business opportunities, which in the opinion of management would provide a profit to the Company.

NOTE 2 - SUMMARY OF ACCOUNTING POLICIES

This summary of accounting policies for KSign International, Inc. (a development stage company) is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Loss per Share

Basic loss per share has been computed by dividing the loss for the year applicable to the common stockholders by the weighted average number of common shares outstanding during the years. There were no common equivalent shares outstanding at December 31, 2005.

Concentration of Credit Risk

The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

KSign International, Inc.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED December 31, 2005
(Continued)

NOTE 3 – INCOME TAXES

The Company accounts for income taxes under the provisions of SFAS No. 109, "Accounting for Income Taxes." SFAS No.109 requires recognition of deferred income tax assets and liabilities for the expected future income tax consequences, based on enacted tax laws, of temporary differences between the financial reporting and tax bases of assets and liabilities.

NOTE 4 - DEVELOPMENT STAGE COMPANY

The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage. The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. In the interim, shareholders of the Company have committed to meeting its minimal operating expenses.

NOTE 5 - COMMITMENTS

As of January 1, 2006 all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

NOTE 6 - COMMON STOCK

Prior to December 31, 2005, the Company issued 148,381,021 shares of common stock for cash and other consideration. No shares have been issued since December 31, 2005.

KSign International, Inc.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED December 31, 2005
(Continued)

NOTE 7 - SUBSEQUENT EVENTS

During the period subsequent to the date of these financial statements, the court appointed Custodian for the Company appointed Mark Smith as sole Director, President and Secretary of the Company and Mr. Smith is now undertaking to act in those capacities in the best interest of the Company and its shareholders. To assist him in the process, Mr. Smith has engaged several advisors and consultants and has incurred expenses for filing fees to reinstate the Company to good standing in the State of Nevada, to engage accountants and other professionals to assist in the investigation of assets and liabilities of the Company and for similar services. It is anticipated that these services and the related expenses will be compensated by the issuance of stock to the various consultants and advisors.

2777
BRUCE T. BEESLEY, #1164
BECKLEY SINGLETON, CHTD.
5011 Meadowood Mall Way, Suite 300
Reno, Nevada 89502
Telephone (775) 827-8666
Facsimile (775) 827-8722
bbeesley@beckleysingleton.com

Attorneys for Plaintiff

FILED
NOV 08 2006
RONALD A. LONGTIN, JR., CLERK
By: [signature] DEPUTY

IN THE SECOND JUDICIAL DISTRICT COURT OF THE STATE OF NEVADA

IN AND FOR THE COUNTY OF WASHOE

JEFF VOLPE, Plaintiff, vs. KSIGN INTERNATIONAL, INC. Defendant.	Case No. CV06-01985 Dept. No. B6

ORDER APPROVING REPORT AND DISCHARGE OF CUSTODIAN

The Court, having received the Report of the Custodian and the exhibits thereto, and having reviewed the same, has concluded that Mark Smith has fulfilled his duties and responsibilities as Custodian of KSIGN INTERNATIONAL, INC..

Based upon the report and the pleadings and papers filed herein,

IT IS HEREBY ORDERED as follows:

1. The Court approves the Report of Custodian as filed;

2. The Court relieves and discharges Mark Smith as Custodian for KSIGN INTERNATIONAL, INC. and from any further duties as court appointed Custodian for KSIGN INTERNATIONAL, INC.

Dated this 8th day of November, 2006

Brent Adams

Brent Adams
DISTRICT COURT JUDGE

Submitted by:

BECKLEY SINGLETON, CHTD.

[signature]

Bruce T. Beesley, #1164
5011 Meadowood Mall Way, Suite 300
Reno, NV 89502
Attorney for Plaintiff

Beckley
Singleton, Chtd.
5011 Meadowood
Mall Way, Ste. 300
Reno, Nevada 89502

K:\54\54787.001\plead\CustodianOrderKSign.doc